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                                                                    Exhibit 10.2


                             2200 FIRST AVENUE SOUTH
                             PARKING LEASE AGREEMENT

This Lease is made as of August 24, 1999, by and between 2200 First Avenue South LLC, a Washington limited liability company ("Landlord"), and The Cobalt Group, Inc., a Washington corporation ("Tenant").

In consideration of the obligations of Tenant to pay rent and other charges as provided in this Lease and in consideration of the other terms, covenants and conditions of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described in this Lease for the term and subject to the terms and conditions set forth in this Lease.

1. LEASE. Landlord leases to Tenant the exclusive use of the entire underground parking garage outlined on the floor plan attached as EXHIBIT A-1 ("Garage") being a portion of the building located at 2200 First Avenue South, Seattle, Washington ("Building"), which constitutes a portion of the real property legally described in EXHIBIT B ("Property"); provided, however, Landlord shall retain the exclusive use of three (3) regular sized parking stalls in the Garage ("Landlord's Stalls") to be designated by Landlord from time to time together with non-exclusive ingress and egress to and from the Garage for access to Landlord's Stalls. Landlord's Stalls initially designated by Landlord are shown on EXHIBIT A-1. Landlord may use Landlord's Stalls for Landlord's use or to lease to others. Landlord also leases to Tenant the exclusive use of the parking stalls and the non-exclusive use of the drive aisles located in that portion of the outside parking area outlined on the site plan attached as EXHIBIT A-2 ("Outside Parking Area") being on and/or in the vicinity of the Property. The Garage and Outside Parking Area are collectively referred to in this Lease as the "Leased Parking Area." References to the Garage shall be deemed to be exclusive of Landlord's Stalls unless the context requires otherwise. Landlord shall provide to Tenant, on or before the commencement date of this Lease, one remote opener device ("Opener Device") for each parking stall in the Garage portion of the Leased Parking Area. Additional Opener Devices desired by Tenant at the beginning of this Lease shall be available at a cost of fifty dollars ($50.00) each.

2. TERM. The term of this Lease shall commence and terminate on the same days as the commencement and termination (by expiration of the term or earlier termination) of the term (as it may be extended) of the 2200 First Avenue South Lease Agreement (Office Form) of even date between Landlord and Tenant for the lease of the second, third and fourth floors of the Building ("Office Lease"). During the term of this Lease, Tenant shall have use of the Garage 24 hours per day, seven days per week, and use of the Outside Parking Area from 6:00 a.m. to 6:00 p.m. Monday through Friday; provided, however, there shall be no admission of automotive vehicles to the Outside Parking Area after 5:00 p.m. Tenant shall have no duty to pay rent until the Commencement Date as defined in the Office Lease. In the event of a partial termination of the Office Lease (i.e., termination of the Office Lease with respect to less than all of the premises leased under the Office Lease), then Landlord reserves the right to terminate this Lease with respect to a proportionate portion of the Leased Parking Area in both the Garage and Outside Parking Area.

3.       RENT AND DEPOSITS.

         3.1 Tenant shall pay monthly rent ("Rent") to Landlord for the Leased Parking Area on the first day of each month during the term of this Lease. At Landlord's request, Tenant shall pay all Rent due under this Lease by direct deposit to such account as Landlord may designate from time to time. In the event that the first day of the term of this Lease is other than the first day of a calendar month, the rent for the initial partial month shall be prorated accordingly and shall be due and payable on the first day of the term of this Lease.

         3.2 The Rent shall be equal to the product of the number of parking stalls located in the Leased Parking Area multiplied by the prevailing market rate for the monthly rental of such parking stalls on an individual basis. Landlord and Tenant agree that, as of the date of execution of this Lease, the prevailing market rate for the monthly rental of the parking stalls in the Garage is $85 per month and the prevailing market rate for the monthly rental of the parking stalls in the Outside Parking Area is $65 per month. The initial Rent shall therefore be $4,840 per month (34 stalls in the Garage @ $85/month plus 30 stalls in the Outside Parking Area @ $65/month).

         3.3 Landlord may adjust the Rent no more frequently than once in any calendar year to reflect the prevailing market rate for the monthly rental of the parking stalls located in the Leased Parking Area. Landlord shall provide at least thirty (30) days written notice to Tenant of the amount and effective date of any such Rent adjustment. There shall be no Rent adjustment during the first Lease Year of the Office Lease (as defined in the Office Lease).



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         3.4 Should any governmental taxing authority acting under any present or future law, ordinance or regulation levy, assess or impose a tax, excise or assessment (other than an income or franchise tax) upon or against or measured by rent, or any part of it, Tenant shall pay such tax, excise and/or assessment when due or shall on demand reimburse Landlord for the amount thereof, as the case may be.

         3.5 Tenant shall deposit with Landlord fifty dollars ($50.00) for each Opener Device upon receipt (except for Opener Devices purchased by Tenant under this Lease). The deposit shall secure the return of each Opener Device to Landlord in good condition, ordinary wear and tear excepted. If Landlord sells or otherwise transfers the Property, Landlord may transfer the deposit(s) to the purchaser and Tenant shall look solely to such purchaser for return of the deposit(s) and Landlord shall be released from all liability and obligations under this Lease arising out of any act, occurrence or omission relating to the Leased Parking Area or this Lease occurring after such sale or transfer. Landlord may commingle all deposits with other funds of Landlord. Landlord shall refund to Tenant any unapplied portion of the deposit with respect to each Opener Device, without interest, within thirty (30) days after return to Landlord of such Opener Device in accordance with the terms of this Lease.

4.       PAYMENT.

         4.1 Tenant will pay all rents, without any deduction or offset, at the office of Landlord, in advance, on or before the first day of each calendar month, at such reasonable location as Landlord designates.

         4.2 A late charge shall be paid for any payment not received by Landlord within five (5) days of its due date, which late charge shall be equal to ten percent (10%) of the late payment. The first time in any calendar year that a late charge is due, Landlord shall deliver a three (3) day notice to Tenant of the payment due and the late charge. If the payment due is paid before expiration of the three (3) day notice, no late charge shall be due. No notices shall be required with respect to any subsequent late charges in the calendar year.

         4.3 In the event any payment is not received within twenty days of its due date, an additional late charge shall be assessed, which additional late charge shall be equal to 5% of the payment so due for each calendar month or portion thereof until paid in full, together with any other late charges.

5. ASSIGNMENT AND SUBLETTING. Without Landlord's prior written consent, Tenant shall not assign, mortgage, or in any manner transfer this Lease whether voluntarily or involuntarily or by operation of law, or sublet or license the Leased Parking Area or any part of it. Notwithstanding the foregoing, Tenant may charge its employees working at the premises leased under the Office Lease for parking in the Leased Parking Area. In the event of an authorized assignment by Tenant of its interest in the Office Lease, Tenant shall be entitled to assign this Lease to the same assignee. Consent to an assignment or sublease shall not be considered to be consent to any subsequent assignment or sublease. Landlord may otherwise withhold or condition Landlord's consent to an assignment or sublease in Landlord's discretion. Tenant shall reimburse Landlord for any expense incurred by Landlord as a result of any request for such consent including any new or revised signage and attorney fees for review or preparation of related documents. Subtenants or assignees shall become directly liable to Landlord for all of Tenant's Lease obligations without limiting the liability of Tenant for the full, complete and prompt performance of Tenant's obligations under this Lease. Tenant agrees that any modification, release or extension granted by Landlord to any subtenant or assignee shall not relieve Tenant of any liability to Landlord. If Tenant is an entity other than a natural person, except for changes resulting from publicly traded stock, any change in the ownership of, or power to vote, a controlling interest in the entity shall constitute an assignment for the purposes of this paragraph. In connection with any sublease or assignment, Tenant shall provide Landlord with copies of all assignments, sublease and assumption instruments.

6. ALTERATIONS. Tenant shall not alter the Leased Parking Area without first obtaining the written consent of Landlord which Landlord may withhold or condition in its discretion. Landlord may alter the Leased Parking Area as required from time to time to comply with the Transportation Management Program for the Property or any other laws applicable to use of the Leased Parking Area, including but not limited to designating parking stalls for use exclusively by certified High Occupancy Vehicles at no cost, designating disabled parking and installing directional signage. In the event alteration of the Leased Parking Area results in a reduced number of parking stalls, the Rent from the date of such alteration shall be reduced by a commensurate amount; in the event alteration of the Leased Parking Area results in an increased number of parking stalls, the Rent from the date of such alteration shall be increased by a commensurate amount.

7.       SERVICES, UTILITIES, AND MAINTENANCE.



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         7.1 No utilities, except for lighting, shall be provided to the Leased
Parking Area.

         7.2 Landlord shall maintain the Leased Parking Area in a manner comparable to parking lot maintenance in the geographical area of the Building including sweeping, snow removal, asphalt maintenance, re-striping, directional signage and lighting. Tenant shall not be entitled to any reduction of Rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, utility outages, lockouts or other labor disturbances or labor disputes of any character or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, and; no temporary interruption or failure of such services incident to the making of repairs, alterations or improvements shall be deemed as an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

         7.3 Landlord shall not be liable under any circumstances for a loss or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Landlord shall not be in breach of any obligation to perform any maintenance to the Leased Parking Area unless the maintenance is reasonably necessary and until a reasonable time after receipt of written notice of the need for such maintenance. In no event shall Tenant be entitled to undertake any such maintenance or repairs, whether at the expense of Tenant or Landlord, and Tenant hereby waives the benefits of any law now or hereafter in effect which would otherwise provide Tenant with such right. Tenant shall in no event be entitled to offset against rents any amount claimed to be owed by Landlord. The Lease and Tenant's obligations hereunder shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease due to fire, earthquake, inclement weather or other acts of God, acts of the public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of materials or labor, or any other cause beyond the control of Landlord.

         7.4 Tenant acknowledges, understands and agrees that Landlord shall have no obligation or responsibility to provide guard service or other security measures for the benefit of the Leased Parking Area or the Property. Tenant assumes sole responsibility for the protection of Tenant, its agents and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties.

         7.5 Tenant acknowledges and agrees that the Leased Parking Area will be delivered to Tenant in its current "as-is" condition with the addition of only those items of work described on EXHIBIT C. Landlord reserves for itself, the right from time to time to install, use, maintain, repair, replace and relocate underground pipes, ducts, conduits, wires and appurtenant meters and equipment above the ground in the Leased Parking Area.

8.       USE OF LEASED PARKING AREA.

         8.1 Tenant shall use the Leased Parking Area solely to provide parking for Tenant and its employees and invitees and for no other purpose. Neither Landlord nor any agent of Landlord has made any representation or warranty respecting the Leased Parking Area or the Property or the suitability of the Leased Parking Area or the Property for the conduct of Tenant's business, nor has Landlord agreed to undertake any alteration or improvement to the Leased Parking Area or the Property, except for that expressly provided in this Lease. Landlord may from time to time, in its sole discretion, make such alterations, deletions or improvements to the Property as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with and be responsible for its agents, employees or invitees complying with all laws, orders and regulations affecting its use of the Property including but not limited to the Transportation Management Program for the Property as it may be modified from time to time to comply with laws and regulations. Tenant shall not do or permit anything to be done in or about the Leased Parking Area or Property or bring or keep anything in the Leased Parking Area that will in any way increase the premium for fire or casualty insurance. Tenant will not perform any act or carry on any practice that may injure the Leased Parking Area or the Property; that may be a nuisance or menace to other tenants of the Property; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not install any automatic teller machine or other remote banking device.

         8.2 Tenant shall faithfully observe and comply with the rules that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to such rules; provided that the rules will not restrict Tenant's parking rights under this Lease nor increase Tenant's cost of parking under this Lease. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant; provided, however, that such additions or modifications shall not impose additional monetary obligations on Tenant. Landlord shall not be responsible to Tenant for the non-compliance with any such rules by other tenants or occupants.


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         8.3 Tenant shall not use or permit the use of the Leased Parking Area for the generation, storage, treatment, use, transportation, handling or disposal of any chemical, material or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by any governmental authority, or which, even if not so regulated, may or could pose a hazard to the health or safety of persons on the Leased Parking Area or other tenants or occupants of the Property or property adjacent thereto, and no such chemical, material or substance shall be brought onto the Leased Parking Area without the Landlord's express written approval. Tenant agrees that it will at all times observe and abide by all laws and regulations relating to the handling of such materials and will promptly notify Landlord of (a) the receipt of any warning notice, notice of violation, or complaint received from any governmental agency or third party relating to environmental compliance and (b) any release by Tenant, or otherwise known to Tenant, of hazardous materials on the Leased Parking Area and/or Property. Tenant shall, in accordance with all applicable laws, carry out, at its sole cost and expense, any remediation required as a result of the release of any hazardous substance by Tenant or by Tenant's agents, employees, contractors or invitees, from the Leased Parking Area and/or Property. Notwithstanding the foregoing, Tenant shall have the right to bring on to the Leased Parking Area reasonable amounts of cleaning material and the like necessary for the operation of the Tenant's business, but Tenant's liability with respect to such materials shall be as set forth in this paragraph.

         8.4 Tenant shall promptly advise Landlord of lost or misplaced Opener Devices. Replacement Opener Devices will be available at a cost of fifty dollars ($50.00) each or such greater cost as may then be incurred by Landlord to provide replacement Opener Devices. Tenant shall not use any Opener Devices other than those provided by Landlord.

         8.5 Within fifteen (15) days after Landlord's request from time to time, Tenant shall furnish Landlord with its and its employees' license numbers. If Tenant or its agents, employees, contractors or invitees park their vehicles on the Property outside the Leased Parking Area, Landlord may cause the vehicle to be towed away at the risk and expense of the owner of the vehicle and/or charge Tenant a minimum of thirty dollars ($30.00) per day for each day or partial day per car improperly parked by Tenant or its agents, employees, contractors or invitees; provided, however, Landlord agrees to give Tenant written notice of the first violation of this provision and Tenant shall have two (2) days thereafter within which to cause the violation to be discontinued; and if not discontinued within such two-day period then the $30.00 per day fine shall commence. After notice of such first violation, no prior notice of any subsequent violation shall be required. All amounts due under the provisions of this section shall be payable by Tenant within ten (10) days after demand therefor.

9. INSURANCE BY TENANT. Tenant shall maintain, at its expense, and naming Landlord as an additional insured, the following insurance policies and furnish Landlord a certificate from the insurance carrier evidencing the insurance (at the beginning of this Lease and at each renewal of the insurance), that Landlord is a named insured, and that the insurance cannot be terminated, discontinued or diminished without giving Landlord at least twenty (20) days prior written notice.

         9.1 Comprehensive general liability insurance ("Liability Policy") with an insurance company having a Best's Rating of A-XI or higher with minimum limits of $500,000 (per accident) for property damage and $1,000,000 (per person) and $3,000,000 (per accident or occurrence) for bodily injuries and death, naming as insureds Tenant, and as additional insureds, Landlord and any lender secured by the Leased Parking Area whose name has been provided to Tenant. Tenant may carry said insurance under a blanket policy. The Liability Policy shall insure against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the use, occupancy or maintenance of the Leased Parking Area and all areas appurtenant thereto. The Liability Policy shall include an "Additional Insured Managers or Landlords of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The Liability Policy shall not contain any inter-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. All insurance required to be carried by Tenant under this Lease shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only.

         9.2 Insurance covering Tenant's property including Tenant's original improvements to the Leased Parking Area and any Tenant alterations in the Leased Parking Area, if any, in an amount not less than one hundred percent (100%) of their full insurable replacement cost from time to time during the term of this Lease providing protection against any peril included within the classification "fire and extended coverage," together with insurance against sprinkler


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damage, vandalism and malicious mischief. Policy proceeds shall be used to repair or replace property damaged or destroyed, and to return the Leased Parking Area to a condition generally approximating the condition existing prior to such damage.

10. WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any rights they may have against each other and other tenants on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Leased Parking Area, or its contents or to other portions of the Property, arising from any risk generally covered by fire and extended coverage insurance; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant or other tenants, as the case may be. The foregoing waivers of subrogation shall be operative only to the extent of the policy limits provided for above or the actual policy limits, whichever are greater and so long as available in the state in which the Property is located. If necessary, Landlord and Tenant agree to cause appropriate riders to be attached to their insurance policies to effectuate such waivers.

11.      INDEMNITY AND RISK OF LOSS.

         11.1 Tenant will save and hold Landlord harmless from all loss, damage, liability or expense resulting from any injury to any person or property including the Leased Parking Area or Property, caused by or resulting from any act or omission of Tenant, its employees, customers or suppliers except to the extent that the loss is covered by insurance maintained by Landlord or Tenant and subrogation is waived under this Lease. Tenant's obligation to indemnify Landlord under this paragraph includes an obligation to indemnify for losses resulting from death or injury to Tenant's employees, and Tenant accordingly hereby waives any and all immunities it now has or hereafter may have under any Industrial Insurance Act, or other worker's compensation, disability benefit or other similar act which would otherwise be applicable in the case of such a claim. The parties acknowledge that the foregoing provisions of this paragraph have been specifically and mutually negotiated between the parties.

         11.2 Landlord shall not be liable for damage to property or to any person occurring in the Leased Parking Area or the Property arising out of any act or omission of any tenant, its employees, customers or suppliers.

         11.3 All property (whether owned by Tenant, its employees or others) in the Leased Parking Area shall be at Tenant's sole risk. Landlord shall not be liable for any damage to or loss of such property.

12.      REMEDIES FOR DEFAULT.

         12.1 If Tenant fails to pay any sum for more than three (3) business days after notice that payment of such sum is due or in the event of Tenant's default in performing any of the other terms of this Lease for more than ten
(10) days after notice of such non-monetary default (or within such additional time as is reasonably required to correct any default other than payment of money by Tenant), or if Tenant assigns or otherwise transfers this Lease or subleases the Leased Parking Area without Landlord's prior written consent, Landlord, in addition to the other rights or remedies it may have, shall have the right to immediately terminate this Lease or re-enter and attempt to relet without terminating this Lease and remove all persons and property from the Leased Parking Area (which property may be removed and stored in a public warehouse or elsewhere at the cost and risk of, and for the account of Tenant) all without service of notice or resort to legal process and without being deemed guilty of trespass, or any liability of Landlord for any loss or damage which may be occasioned thereby.

         12.2 It shall be a material breach of this Lease if Tenant is in default under the Office Lease, if Tenant or any guarantor of Tenant shall become bankrupt or insolvent, or commence any proceedings under any bankruptcy or insolvency laws, or if Tenant or any guarantor of Tenant shall take or have taken against it in federal or state court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or such guarantor's property, if Tenant or any guarantor makes an assignment for the benefit of creditors, of if any assets of Tenant (whether located in the Leased Parking Area or elsewhere) are seized or attached by any creditor of Tenant or a governmental agency.

         12.3 If Landlord, without terminating this Lease, either (1) elects to re-enter the Leased Parking Area and attempt to relet or (2) takes possession of the Leased Parking Area pursuant to legal proceedings, or (3) takes possession of the Leased Parking Area pursuant to any notice provided by law, then Landlord may, from time to time, make such alterations and repairs as may be necessary in order to relet the Leased Parking Area or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent and other terms as Landlord in its reasonable discretion deems advisable. Upon such reletting, all rents received by Landlord from such reletting shall be applied, first, to the payment


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of any indebtedness of Tenant (other than any rents due hereunder) to Landlord;
second, to the payment of any costs and expenses of obtaining possession and any such reletting, including expense of alterations and repairs, brokerage fees and attorney's fees; third, to the payment of any rents due and unpaid hereunder. If such rents and any other amounts received from such reletting during any month be less than that to be paid during that month by Tenant, Tenant shall immediately pay such deficiency to Landlord. No such re-entry or taking possession of the Leased Parking Area by Landlord shall be construed as an election by Landlord to terminate this Lease unless a notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, Landlord may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Parking Area, reimbursement of any brokerage fees incurred by Landlord in connection with Tenant's lease, and all rent as follows which, at Landlord's election, shall be accelerated and be due in full on demand:

                  12.3.1 The unpaid rent and additional rent payable hereunder which had been earned at the date of such termination plus interest at the rate of 18% per annum from the date due until paid in full; plus

                  12.3.2 The present worth of the amount by which the unpaid rent and additional rent which would have been earned after termination for the balance of the term exceeds the amount of such rental loss which Tenant proves could reasonably have been avoided.

                  12.3.3 As used in subparagraph 12.3.2 above, the "present worth" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco as of the date of termination plus one percent. The present worth amount due under subparagraph 12.3.2 shall bear interest at the rate of 18% per annum from the date of termination until paid in full.

         12.4 Landlord's rights and remedies in this Lease are cumulative and no one of such rights and remedies shall be exclusive at law or in equity of the rights and remedies which Landlord might otherwise have by virtue of a default under this Lease, and the exercise of one such right or remedy by Landlord shall not impair Landlord's standing to exercise any other right or remedy. Landlord and Tenant shall, and do hereby, waive trial by jury in any action, suit or proceeding related to, arising out of or in connection with the terms, conditions and covenants of this Lease.

         12.5 In the event that Tenant and Landlord are parties to any other agreement in addition to this lease, any breach of such other agreement shall also be deemed, at the sole election of Landlord, to be a breach of this Lease and vice versa.

13. DAMAGE BY CASUALTY. In the event of damage to the Property which results in abatement of rent or termination of the Office Lease under the Office Lease, the rent under this Lease shall be comparably abated or this Lease shall be terminated, whichever is applicable.

14. CONDEMNATION. If the entire Leased Parking Area, or a portion of the Property required for reasonable use of the Leased Parking Area, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. Rent shall be apportioned as of the date of such termination. In case of a taking of a part of the Leased Parking Area or a portion of the Property not required for the reasonable use of the Leased Parking Area, then this Lease shall continue in full force and effect and the rental shall be equitably reduced based on the proportion by which the number of parking stalls in the Leased Parking Area is reduced, effective as of the date of such partial taking. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for interruption of Tenant's business or Tenant's moving expenses.

15.      PRIORITY AND ATTORNMENT.

         15.1 So long as the mortgagee or lienholder shall agree to recognize this Lease in the event of foreclosure if the Tenant is not in default, this Lease shall be subordinate to any mortgages now a lien or hereafter placed upon the Property and to all advances made thereunder, all interest thereon and to all sums secured thereby, and all renewals,


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replacements, consolidations and extensions thereof together with such other restrictions or covenants as may be placed of public record during the term of this Lease. Any mortgagee may elect to have this Lease prior in right to its mortgage, and in the event of such election, and upon notification by such mortgagee to Tenant to that effect, this Lease shall be deemed to have priority over the lien of such mortgage, whether this Lease is dated prior or subsequent to such mortgage. Tenant shall execute and deliver whatever instruments may be required from time to time by any mortgagee for any of the foregoing purposes, and in the event Tenant fails so to do within ten (10) days after demand, Tenant hereby makes and irrevocably appoints Landlord as its attorney-in-fact and in its name, place and stead so to do.

         15.2 Tenant waives any right of election to terminate this Lease in the event any foreclosure proceeding is brought by any mortgagee. Tenant agrees, in the event of any foreclosure proceedings, to attorn to the purchaser, at such purchaser's request, at such foreclosure sale and to recognize such purchaser as Landlord under this Lease.

         15.3 Tenant covenants and agrees that, in the event of one or more sales or assignments of Landlord's interest in the Property, Tenant will attorn to the transferee(s) of Landlord's interest in the Property and will recognize such transferee(s) as Tenant's Landlord under this Lease. Tenant agrees, on ten
(10) days' prior notice by Landlord, to execute and deliver, from time to time, any instrument which may be appropriate to evidence Tenant's attornment and Tenant irrevocably appoints Landlord its attorney-in-fact to execute, acknowledge, and deliver for and on behalf of Tenant any such instrument.

         15.4 "Mortgage" and "mortgagee" herein shall include a mortgage, deed of trust or security agreement and the mortgagee, the beneficiary of a deed of trust or secured party. Tenant shall within ten (10) days of request by Landlord deliver an executed and acknowledged instrument amending this Lease in such respects as may be required by any present or future mortgagee, provided that such amendment does not materially alter or impair Tenant's rights or remedies under this Lease or increase its rent.

         15.5 In the event of any default by Landlord, Tenant will give notice by registered or certified mail to any mortgagee holding a mortgage covering the Leased Parking Area or any leasehold interest therein whose address shall have been furnished to Tenant, and shall offer such mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Leased Parking Area by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

         15.6 Promptly upon execution of this Lease by Landlord and Tenant, Landlord shall request ____________________, its lender holding a security interest in the Property, to execute an agreement to not disturb Tenant's possession of the Leased Parking Area under this Lease so long as Tenant performs its obligations under this Lease (commonly known as, and referred to herein as, a "subordination, non-disturbance and attornment agreement" and/or as an "SNDAA"). If the executed SNDAA has not been delivered to Tenant within fifteen (15) days after execution of this Lease by Landlord and Tenant, then Tenant may terminate this Lease by written notice delivered to Landlord no later than thirty (30) days after execution of this Lease by Landlord and Tenant. Upon such termination, all prepaid rents and/or deposits shall be refunded in full to Tenant without interest. If Tenant does not timely terminate this Lease, Tenant shall be deemed to have forever waived any requirement of delivery of the SNDAA.

16.      RULES, REGULATIONS AND MISCELLANEOUS.

         16.1 REGULATIONS. Landlord may from time to time make regulations appropriate for the use and operation of the Property so long as not inconsistent with the terms, covenants and conditions of this Lease and so long as such regulations do not (i) unreasonably, adversely affect Tenant's business, or (ii) restrict Tenant's parking rights under this Lease or increase Tenant's cost of parking under this Lease. Tenant agrees that it will not, without Landlord's consent, park or allow its agents, employees and invitees to park on the east side of the Building.

         16.2 SIGNAGE. Tenant shall not place any signs in the Leased Parking Area or otherwise on the Property without prior written consent of Landlord. Landlord shall not unreasonably withhold its consent to Tenant signage in the Leased Parking Area which, if such consent is granted, shall be installed at Tenant's sole expense and in compliance with all applicable sign and traffic ordinances. Any sign erected or maintained in violation hereof may be removed by Landlord at Tenant's expense. Landlord may at any time during the last one hundred eighty (180) days of the term of the Lease place on or about the Leased Parking Area "for rent" signs. Landlord may at any time place on or about the Leased Parking Area "for sale" signs. Tenant shall not obliterate or hide Landlord's "for rent" or "for sale" signs.

         16.3 LANDLORD ACCESS AND ALTERATIONS. Landlord reserves the right to make alterations to the Property and to enter the Leased Parking Area for such purpose or to accomplish any repairs for which Landlord is responsible or Landlord deems to be necessary to avoid damage to the Property or Leased Parking Area. Such entry and/or actions shall not constitute an assumption of responsibility for such repairs by Landlord or an eviction and, except as may be specifically provided in this Lease, shall not cause any abatement of rent. Landlord may also enter the Leased Parking Area for purposes of inspection and to show the Leased Parking Area to prospective purchasers, mortgagees and tenants. Landlord will exercise its rights under the preceding sentence in a manner that will not cause unreasonable interference with Tenant's business. Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Leased Parking Area. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Leased Parking Area without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

         16.4 ADJUSTMENT OF OUTSIDE PARKING AREA. At any time during the term of the Lease, the location and configuration of the Outside Parking Area shall be subject to such changes as Landlord deems desirable, provided that such change does not reduce the number of parking stalls in the Outside Parking Area and the Outside Parking Area remains within reasonable proximity to the Building. No such change shall invalidate this Lease and the parties upon request shall execute and deliver any documents which may be reasonably necessary or convenient to evidence such change.

         16.5 MEMORANDUM OF LEASE. This Lease shall not be recorded. Upon request of either party, the parties hereto will execute a memorandum of lease which may be recorded by either party to provide record notice of the existence of this Lease but shall not disclose any of the economic terms.

         16.6 CERTIFICATES. At Landlord's request from time to time after the beginning of the Lease term, Tenant agrees within fifteen (15) days of demand to execute, acknowledge and deliver to Landlord a certificate which acknowledges tenancy and possession of the Leased Parking Area and recites such other facts concerning any provision of this Lease or payment made under this Lease which a prospective mortgagee or purchaser may reasonably request. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance or, at Landlord's option, such failure shall constitute a default by Tenant under this Lease. At Landlord's request from time to time, Tenant further agrees to provide to Landlord Tenant's most recent profit and loss statement and balance sheet.

         16.7 NOTICES. Any notice provided for in this Lease shall be considered received on the third (3rd) day following deposit of the notice into the mails or the date actually received, whichever is earlier. Any notices may be given to the other party at the following address (either party may change its address by giving notice of such change):

                  To Landlord:          c/o Zarett Properties
                                        114 Alaskan Way South, Suite 120
                                        Seattle, WA  98101

                  To Tenant:            Suite 400
                                        2200 First Avenue South
                                        Seattle, WA  98134

         16.8 REMEDY. Tenant agrees, at all times, to look only to Landlord's interest in the Property (and the proceeds of the rental, sale, insured losses or condemnation of the Property) for satisfaction of any claim whatsoever against Landlord and not to any other property or assets of Landlord.

         16.9 TENANT AUTHORITY. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant. If Tenant is an entity other than a natural person, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of Tenant's governing board or other governing persons, committee or organization, authorizing or ratifying the execution of this Lease.

         16.10 QUIET ENJOYMENT. Landlord warrants it has the right to make this Lease, subject to the terms of the Transportation Management Program for the Property, and Tenant, if not in default, shall have quiet and peaceful possession and enjoyment of the Leased Parking Area for the term of this Lease. To the extent that the terms of this Lease conflict with the terms of the Transportation Management Program for the Property, as amended from time to time, the terms of this Lease shall be deemed to be amended to the extent necessary to conform to the terms of the Transportation Management Program for the Property and all of the other terms of this Lease shall remain in full force and effect.

         16.11 LEASES ARE INDEPENDENT. Tenant shall not be deemed to be a third party beneficiary of any other lease of the Property; Landlord retains the sole right to determine, in its discretion, whether to enforce and the method of enforcement of compliance by other tenants and their employees with the terms of their respective leases including any restrictions on use and parking; the existence of any violation of any lease provision by any other tenant shall not be deemed to be a violation of this Lease by Landlord.

         16.12 ENTIRE AGREEMENT. This Lease and any attachments or exhibits attached hereto, if any, set forth all of the agreements and understandings between Tenant and Landlord as to the subject matter of this Lease and all prior negotiations, discussions or agreements are replaced by this Lease. No subsequent alteration, amendment, change or addition to this lease shall be binding upon Tenant or Landlord unless in writing and signed by both Tenant and Landlord.

         16.13 LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, except where otherwise expressly stated in this Lease, and any delay in consenting will not be a breach of this Lease.

         16.14 INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Leased Parking Area are located. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. The headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal. All provisions, whether conditions or covenants on the part of Tenant, shall be deemed to be both conditions and covenants. Subject to the restrictions on assignment or subletting, the rights, liabilities and remedies provided for herein shall extend to the heirs, legal representatives, successors and, as far as the terms of this Lease permit, assigns of the parties hereto.

         16.15 WAIVER. No delay or omission in the exercise of any right or remedy or acceptance of any payment or portion thereof due hereunder by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Leased Parking Area, shall constitute an acceptance of the surrender of the Leased Parking Area by Tenant before the expiration of the term. Only written notice from Landlord to Tenant of such acceptance shall constitute acceptance of the surrender of the Leased Parking Area and accomplish termination of this Lease. Landlord's consent to any act by Tenant shall not be deemed to waive or render unnecessary Landlord's consent to any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

         16.16 ATTORNEYS' FEES. In the event of any default under this Lease, the defaulting party agrees to pay the cost of legal counsel incurred by the other party, whether incurred with or without commencement of litigation and on appeal or in the course of collection.

         16.17 HOLDING OVER. If Tenant shall hold over after the expiration of the term of this Lease, and shall not have agreed in writing with Landlord upon the terms and provisions of a new lease prior to such expiration, Tenant shall remain bound by all the terms, covenants and agreements hereof, except that the tenancy shall be from month to month and the Basic Rent shall be equal to one hundred fifty percent (150%) of the Basic Rent due for the last month of the term of the Lease.

         16.18 SUBMISSION OF LEASE. Submission of this Lease for examination, even though executed by Tenant, shall not bind Landlord in any manner, and no Lease or other obligation on the part of the Landlord shall arise, until this Lease is executed and delivered by Landlord to Tenant.

17. SURRENDER OF PREMISES. Tenant shall surrender and deliver to Landlord possession of the Leased Parking Area upon the expiration or earlier termination of this Lease, free of debris, and in substantially the same condition as the date Tenant opened for business at the Leased Parking Area (except as may be Landlord's obligation under this Lease, damage by casualty or condemnation, and ordinary wear and tear), and shall deliver the keys to Landlord.

18. FUTURE SUBDIVISION OF PROPERTY. In the event Landlord elects to subdivide the Property or to declare all or parts of the Property to be condominiums, Tenant agrees to cooperate with Landlord in such process and to disclaim any interest in the Property, except for Tenant's Leased Parking Area so long as the area of Tenant's Leased Parking Area is not reduced and the parking available to Tenant, if any, is not materially, adversely affected.

19. BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for Colliers International representing Landlord and Flinn Ferguson Corporate Real Estate representing Tenant. Both brokers' commissions are payable by Landlord.

LANDLORD:                                 TENANT:

2200 First Avenue South LLC,              The Cobalt Group, Inc., a Washington
a Washington limited liability company    corporation,

By:___________________________________    By:__________________________________
    David Zarett, Member
                                          By:__________________________________

STATE OF WASHINGTON                     )
                                        )        ss. LANDLORD ACKNOWLEDGMENT
COUNTY OF KING                          )

         I certify that I know or have satisfactory evidence that David Zarett is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as a member of 2200 First Avenue South LLC, to be the free and voluntary act of such party for the uses and purposes stated therein.

         Dated ______________________________.


                                      _________________________________________
                                      Name:____________________________________
                                      NOTARY PUBLIC, State of Washington
                                      My appointment expires___________________

STATE OF WASHINGTON       )
                          )        ss.  TENANT ACKNOWLEDGMENT (Representative)
COUNTY OF KING            )

         I certify that I know or have satisfactory evidence that ______________________ and ______________________ are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they are authorized to execute the instrument and acknowledged it as the President and Secretary, respectively, of The Cobalt Group, Inc., to be the free and voluntary act of such party for the uses and purposes stated therein.

         Dated ______________________________.


                                      _________________________________________
                                      Name:____________________________________
                                      NOTARY PUBLIC, State of _________________
                                      My appointment expires___________________
                                      NOTARY PUBLIC, State of _________________
                                      My appointment expires___________________

                                   EXHIBIT A-1

                             (FLOOR PLAN OF GARAGE)

                                   [attached]

                                   EXHIBIT A-2

                      (FLOOR PLAN OF OUTSIDE PARKING AREA)

                                   [attached]

                                    EXHIBIT B

                         (LEGAL DESCRIPTION OF PROPERTY)



         LOTS 1, 2, 3 AND 4 IN BLOCK 317 OF SEATTLE TIDE LANDS; SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.

                                    EXHIBIT C

                                (LANDLORD'S WORK)

         Leased Parking Area paved (Outside Parking Area may be blacktopped), lined, and lighted; underground garage shall be remote controlled and secured by steel doors.

         Landlord's Work shall be executed in substantial compliance with the following plans and specifications:

          - Basement Plan (showing Garage) dated June 6, 1998 by Broderick Architects attached

          - Parking Plan (showing Outside Parking Area) dated June 6, 1998 by Broderick Architects attached